VERACITY FUNDS

                       Supplement dated November 22, 2006
                      To the Prospectus dated July 1, 2006

                  CLOSING OF THE VERACITY SMALL CAP VALUE FUND

This Supplement updates certain information contained in the Veracity Funds Prospectus dated July 1, 2006. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling us at 1.866.896.9292.

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In the Prospectus, the following information is to be inserted under the heading
"How to Invest in the Fund" on page 10:

Effective at the close of business on December 31, 2006, both classes of the Veracity Small Cap Value Fund (the "Fund") will close to new investors, except as described below.

          Shareholders with existing accounts in the Fund may add to those existing accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions on any shares owned, but may not open additional accounts.

          Financial advisors and/or financial intermediaries whose clients have existing accounts in the Fund may purchase additional shares for those existing clients but may not open additional accounts for existing clients or purchase shares of the Fund for new clients.

          Trustees of the Fund and employees and directors of Integrity Asset Management, LLC and certain others may continue to open new accounts in the Fund.

          Participants in certain 401(k) plans and other retirement plan options may open new accounts and purchase shares in the Fund.

The Fund reserves the right to re-open at any time or to modify the extent to which future sales of shares are limited.